Cohu Completes Sale of Video Camera Business

POWAY, Calif. — June 6, 2014 — Cohu, Inc. (NASDAQ: COHU) has completed the previously announced sale of substantially all the assets of its Cohu Electronics Division to Costar Technologies, Inc.

About Cohu:

Cohu is a supplier of test handling, burn-in, thermal subsystems and MEMS test solutions used by the global semiconductor industry and mobile microwave communications equipment.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com. Contact: Jeffrey D. Jones — Investor Relations (858) 848-8106.